AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Miranda Hunter
Investor Contact
(441) 405-2635
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2022 and consolidated statements of operations for the years ended December 31, 2022 and December 31, 2021.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.

Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for catastrophes and other weather-related losses including losses related to the COVID-19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives including our exit from catastrophe and property reinsurance lines of business, our expectations regarding pricing, and other market and economic conditions including the liquidity of financial markets, developments in the commercial real estate market, inflation, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

Insurance Risk
•the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change and the potential for inherently unpredictable losses from man-made catastrophes, such as cyber-attacks;
•the effects of emerging claims, systemic risks, and coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions;
•actual claims exceeding reserves for losses and loss expenses;
•the adverse impact of inflation;
•the failure of any of the loss limitation methods we employ;
•the failure of our cedants to adequately evaluate risks;

Strategic Risk
•losses from war including losses related to the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses;
•changes in the political environment of certain countries in which we operate or underwrite business, including the United Kingdom's withdrawal from the European Union;
•the loss of business provided to us by major brokers;
•a decline in our ratings with rating agencies;
•the loss of one or more of our key executives;
•increasing scrutiny and evolving expectations from investors, customers, regulators, policymakers and other stakeholders regarding environmental, social and governance matters;

i

COVID-19
•the adverse impact of the ongoing COVID-19 pandemic on our business, results of operations, financial condition, and liquidity;

Credit and Market Risk
•the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;
•the failure of our policyholders or intermediaries to pay premiums;
•general economic, capital and credit market conditions, including banking and commercial real estate sector instability, financial market illiquidity and fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates;
•breaches by third parties in our program business of their obligations to us;

Liquidity Risk
•the inability to access sufficient cash to meet our obligations when they are due;

Operational Risk
•changes in accounting policies or practices;
•the use of industry models and changes to these models;
•difficulties with technology and/or data security;

Regulatory Risk
•changes in governmental regulations and potential government intervention in our industry;
•inadvertent failure to comply with certain laws and regulations relating to sanctions, foreign corrupt practices, data protection and privacy; and

Risks Related to Taxation
•changes in tax laws.

Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, medical malpractice and other financial insurance related covers for public and private commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.

Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects, and onshore renewable energy installations, and physical damage and business interruption following an act of terrorism. This line of business includes primary and excess risks, some of which are catastrophe-exposed.

Liability: provides cover for primary and low to mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.

Cyber: provides cover for cyber, technology errors and omissions, media and miscellaneous professional liability. Cover is provided for a range of risks including data recovery and bricking, cyber-crime, liability and regulatory actions, business interruption, extortion, reputational harm, Payment Card Industry Data Security Standard and media liability.

Marine and Aviation: Marine provides cover for traditional marine classes, including offshore energy, renewable offshore energy, cargo, liability including kidnap and ransom, fine art, specie, and hull war. Offshore energy coverages include physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases. Aviation provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Accident and Health: includes personal accident, travel insurance and specialty health products for employer and affinity groups, and pet insurance.

Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign and corporate credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis, written on an excess of loss or a proportional basis. For excess of loss business, we typically indemnify the reinsured for a portion of losses, individually and in the aggregate, in excess of a specified individual or aggregate loss deductible. For proportional business, we assume an agreed percentage of the underlying premiums and accept liability for the same percentage of losses and loss expenses. Our business is primarily produced through reinsurance brokers worldwide. The following are the lines of business in our reinsurance segment:
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability, and excess casualty.
Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Credit and Surety: Credit reinsurance provides reinsurance of trade credit insurance products and includes proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is provided to mortgage guaranty insurers and U.S. government sponsored entities for losses related to credit risk transfer into the private sector.
Motor: provides protection to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Marine and Aviation: Marine includes specialty marine classes such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis. The Company exited Aviation business effective January 1, 2023.
Run-off lines
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including workers compensation and personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and an excess of loss basis. The Company exited this line of business in June 2022.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage, but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis. The Company exited this line of business in June 2022.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption. The Company exited this line of business in 2020.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended June 30,				Six months ended June 30,
		2023	2022	Change		2023	2022	Change

HIGHLIGHTS	Gross premiums written	$2,284,378	$2,113,483	8.1%		$4,666,354	$4,748,091	(1.7%)
	Gross premiums written - Insurance	73.7%	69.5%	4.2	pts	66.4%	58.9%	7.5	pts
	Gross premiums written - Reinsurance	26.3%	30.5%	(4.2)	pts	33.6%	41.1%	(7.5)	pts
	Net premiums written	$1,446,357	$1,316,847	9.8%		$3,054,713	$3,129,719	(2.4%)
	Net premiums earned	$1,265,745	$1,277,052	(0.9%)		$2,495,944	$2,535,297	(1.6%)
	Net premiums earned - Insurance	66.6%	60.2%	6.4	pts	66.5%	60.0%	6.5	pts
	Net premiums earned - Reinsurance	33.4%	39.8%	(6.4)	pts	33.5%	40.0%	(6.5)	pts
	Net income available to common shareholders	$143,111	$27,215	nm		$315,648	$168,857	86.9%
	Operating income [a]	$191,177	$148,991	28.3%		$391,232	$328,819	19.0%
	Annualized return on average common equity [b]	12.9%	2.5%	10.4	pts	14.7%	7.5%	7.2	pts
	Annualized operating return on average common equity [c]	17.2%	13.7%	3.5	pts	18.3%	14.6%	3.7	pts
	Total shareholders’ equity	$5,020,961	$4,702,631	6.8%		$5,020,961	$4,702,631	6.8%

PER COMMON SHARE AND COMMON SHARE DATA	Earnings per diluted common share	$1.67	$0.32	nm		$3.68	$1.97	86.8%
	Operating income per diluted common share [d]	$2.23	$1.74	28.2%		$4.56	$3.83	19.1%
	Weighted average diluted common shares outstanding	85,812	85,843	—%		85,833	85,826	—%
	Book value per common share	$52.47	$49.05	7.0%		$52.47	$49.05	7.0%
	Book value per diluted common share (treasury stock method)	$50.98	$47.62	7.1%		$50.98	$47.62	7.1%
	Tangible book value per diluted common share (treasury stock method) [a]	$48.22	$44.74	7.8%		$48.22	$44.74	7.8%

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses	56.1%	55.3%	0.8	pts	56.0%	54.7%	1.3	pts
	Catastrophe and weather-related losses ratio	2.6%	5.3%	(2.7)	pts	2.8%	5.1%	(2.3)	pts
	Current accident year loss ratio	58.7%	60.6%	(1.9)	pts	58.8%	59.8%	(1.0)	pts
	Prior year reserve development ratio	(0.5%)	(0.3%)	(0.2)	pts	(0.4%)	(0.5%)	0.1	pts
	Net losses and loss expenses ratio	58.2%	60.3%	(2.1)	pts	58.4%	59.3%	(0.9)	pts
	Acquisition cost ratio	20.0%	20.2%	(0.2)	pts	19.4%	20.0%	(0.6)	pts
	General and administrative expense ratio [e]	13.3%	12.9%	0.4	pts	13.4%	13.1%	0.3	pts
	Combined ratio	91.5%	93.4%	(1.9)	pts	91.2%	92.4%	(1.2)	pts

INVESTMENT DATA	Total assets	$29,315,693	$27,619,427	6.1%		$29,315,693	$27,619,427	6.1%
	Total cash and invested assets [f]	$16,211,669	$15,726,034	3.1%		$16,211,669	$15,726,034	3.1%
	Net investment income	$136,829	$92,214	48.4%		$270,601	$183,569	47.4%
	Net investment gains (losses)	$(24,370)	$(173,263)	(85.9%)		$(44,558)	$(267,771)	(83.4%)
	Book yield of fixed maturities	3.9%	2.4%	1.5	pts	3.9%	2.4%	1.5	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE") and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE") and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023 AND 2022

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022

Revenues
Net premiums earned	$1,265,745	$1,277,052	$2,495,944	$2,535,297
Net investment income	136,829	92,214	270,601	183,569
Net investment gains (losses)	(24,370)	(173,263)	(44,558)	(267,771)
Other insurance related income	5,524	2,213	6,100	8,906
Total revenues	1,383,728	1,198,216	2,728,087	2,460,001

Expenses
Net losses and loss expenses	736,257	769,587	1,456,899	1,502,285
Acquisition costs	253,265	257,582	483,638	505,932
General and administrative expenses	168,503	165,586	335,314	334,627
Foreign exchange losses (gains)	30,104	(57,000)	38,814	(101,274)
Interest expense and financing costs	16,738	15,241	33,632	30,805
Reorganization expenses	—	15,728	—	15,728
Amortization of intangible assets	2,729	2,729	5,458	5,458
Total expenses	1,207,596	1,169,453	2,353,755	2,293,561

Income before income taxes and interest in income (loss) of equity method investments	176,132	28,763	374,332	166,440
Income tax (expense) benefit	(27,558)	4,965	(43,454)	4,942
Interest in income (loss) of equity method investments	2,100	1,050	(105)	12,600
Net income	150,674	34,778	330,773	183,982
Preferred share dividends	7,563	7,563	15,125	15,125
Net income available to common shareholders	$143,111	$27,215	$315,648	$168,857

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

							Year ended December 31,
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q2 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$2,284,378	$2,381,976	$1,758,696	$1,707,808	$2,113,483	$1,941,186	$8,214,595
Ceded premiums written	(838,021)	(773,620)	(662,142)	(671,024)	(796,636)	(737,328)	(2,951,539)
Net premiums written	1,446,357	1,608,356	1,096,554	1,036,784	1,316,847	1,203,858	5,263,056

Gross premiums earned	1,969,662	1,921,768	2,050,239	2,012,426	1,971,208	1,794,769	7,936,382
Ceded premiums earned	(703,917)	(691,569)	(710,077)	(727,560)	(694,156)	(637,828)	(2,776,056)
Net premiums earned	1,265,745	1,230,199	1,340,162	1,284,866	1,277,052	1,156,941	5,160,326
Other insurance related income	5,524	577	3,076	1,092	2,213	5,817	13,073
Total underwriting revenues	1,271,269	1,230,776	1,343,238	1,285,958	1,279,265	1,162,758	5,173,399

UNDERWRITING EXPENSES
Net losses and loss expenses	736,257	720,642	798,214	941,911	769,587	666,473	3,242,410
Acquisition costs	253,265	230,373	275,573	240,511	257,582	219,070	1,022,017
Underwriting-related general and administrative expenses [a]	133,255	140,395	137,220	132,570	135,403	128,961	550,289
Total underwriting expenses	1,122,777	1,091,410	1,211,007	1,314,992	1,162,572	1,014,504	4,814,716

UNDERWRITING INCOME (LOSS) [b]	148,492	139,366	132,231	(29,034)	116,693	148,254	358,683

OTHER (EXPENSES) REVENUES
Net investment income	136,829	133,771	147,085	88,177	92,214	104,672	418,829
Net investment gains (losses)	(24,370)	(20,190)	(42,558)	(146,458)	(173,263)	73,293	(456,789)
Corporate expenses [a]	(35,248)	(26,416)	(50,252)	(25,675)	(30,183)	(33,491)	(130,054)
Foreign exchange (losses) gains	(30,104)	(8,710)	(78,989)	135,660	57,000	(19,602)	157,945
Interest expense and financing costs	(16,738)	(16,894)	(16,426)	(15,915)	(15,241)	(15,235)	(63,146)
Reorganization expenses	—	—	(9,485)	(6,213)	(15,728)	—	(31,426)
Amortization of value of business acquired	—	—	—	—	—	(1,028)	—
Amortization of intangible assets	(2,729)	(2,729)	(2,729)	(2,729)	(2,729)	(3,324)	(10,917)
Total other (expenses) revenues	27,640	58,832	(53,354)	26,847	(87,930)	105,285	(115,558)

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	176,132	198,198	78,877	(2,187)	28,763	253,539	243,125
Income tax (expense) benefit	(27,558)	(15,896)	(27,341)	363	4,965	(27,865)	(22,037)
Interest in income (loss) of equity method investments	2,100	(2,205)	(3,045)	(7,560)	1,050	9,799	1,995

NET INCOME (LOSS)	150,674	180,097	48,491	(9,384)	34,778	235,473	223,083
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$143,111	$172,534	$40,928	$(16,947)	$27,215	$227,910	$192,833

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

							Year ended December 31,
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q2 2021	2022
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.1%	55.8%	55.5%	57.1%	55.3%	55.7%	55.5%
Catastrophe and weather-related losses ratio	2.6%	3.1%	4.7%	16.6%	5.3%	2.5%	7.8%
Current accident year loss ratio	58.7%	58.9%	60.2%	73.7%	60.6%	58.2%	63.3%
Prior year reserve development ratio	(0.5%)	(0.3%)	(0.6%)	(0.4%)	(0.3%)	(0.6%)	(0.5%)
Net losses and loss expenses ratio	58.2%	58.6%	59.6%	73.3%	60.3%	57.6%	62.8%
Acquisition cost ratio	20.0%	18.7%	20.6%	18.7%	20.2%	18.9%	19.8%
General and administrative expense ratio [a]	13.3%	13.6%	13.9%	12.3%	12.9%	14.1%	13.2%
Combined ratio	91.5%	90.9%	94.1%	104.3%	93.4%	90.6%	95.8%

Weighted average common shares outstanding	85,207	84,864	84,667	84,660	85,173	84,764	84,864
Weighted average diluted common shares outstanding [b]	85,812	85,853	85,655	84,660	85,843	85,267	85,669
Earnings (loss) per common share	$1.68	$2.03	$0.48	($0.20)	$0.32	$2.69	$2.27
Earnings (loss) per diluted common share	$1.67	$2.01	$0.48	($0.20)	$0.32	$2.67	$2.25
Annualized ROACE	12.9%	16.2%	4.2%	(1.7%)	2.5%	19.3%	4.3%
Annualized operating ROACE	17.2%	18.8%	16.9%	0.3%	13.7%	14.4%	11.1%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]    Due to the net loss attributable to common shareholders recognized for the quarter ended September 30, 2022, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

	Six months ended June 30,			Year ended December 31,
	2023	2022	2021	2022	2021
UNDERWRITING REVENUES
Gross premiums written	$4,666,354	$4,748,091	$4,476,667	$8,214,595	$7,685,984
Ceded premiums written	(1,611,641)	(1,618,372)	(1,493,923)	(2,951,539)	(2,759,360)
Net premiums written	3,054,713	3,129,719	2,982,744	5,263,056	4,926,624

Gross premiums earned	3,891,430	3,873,717	3,465,908	7,936,382	7,281,709
Ceded premiums earned	(1,395,486)	(1,338,420)	(1,205,245)	(2,776,056)	(2,571,859)
Net premiums earned	2,495,944	2,535,297	2,260,663	5,160,326	4,709,850
Other insurance related income	6,100	8,906	8,598	13,073	23,295
Total underwriting revenues	2,502,044	2,544,203	2,269,261	5,173,399	4,733,145

UNDERWRITING EXPENSES
Net losses and loss expenses	1,456,899	1,502,285	1,381,190	3,242,410	3,008,783
Acquisition costs	483,638	505,932	437,941	1,022,017	921,834
Underwriting-related general and administrative expenses [a]	273,650	280,499	261,629	550,289	536,834
Total underwriting expenses	2,214,187	2,288,716	2,080,760	4,814,716	4,467,451

UNDERWRITING INCOME [b]	287,857	255,487	188,501	358,683	265,694

OTHER (EXPENSES) REVENUES
Net investment income	270,601	183,569	218,836	418,829	454,301
Net investment gains (losses)	(44,558)	(267,771)	102,936	(456,789)	134,279
Corporate expenses [a]	(61,664)	(54,128)	(59,231)	(130,054)	(126,470)
Foreign exchange (losses) gains	(38,814)	101,274	(23,716)	157,945	(315)
Interest expense and financing costs	(33,632)	(30,805)	(30,806)	(63,146)	(62,302)
Reorganization expenses	—	(15,728)	—	(31,426)	—
Amortization of value of business acquired	—	—	(2,056)	—	(3,854)
Amortization of intangible assets	(5,458)	(5,458)	(6,013)	(10,917)	(12,424)
Total other (expenses) revenues	86,475	(89,047)	199,950	(115,558)	383,215

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	374,332	166,440	388,451	243,125	648,909
Income tax (expense) benefit	(43,454)	4,942	(48,641)	(22,037)	(62,384)
Interest in income (loss) of equity method investments	(105)	12,600	18,960	1,995	32,084

NET INCOME	330,773	183,982	358,770	223,083	618,609
Preferred share dividends	(15,125)	(15,125)	(15,125)	(30,250)	(30,250)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$315,648	$168,857	$343,645	$192,833	$588,359

[a]   Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to total general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b] Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

	Six months ended June 30,			Year ended December 31,
	2023	2022	2021	2022	2021
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.0%	54.7%	55.4%	55.5%	55.1%
Catastrophe and weather-related losses ratio	2.8%	5.1%	6.2%	7.8%	9.5%
Current accident year loss ratio	58.8%	59.8%	61.6%	63.3%	64.6%
Prior year reserve development ratio	(0.4%)	(0.5%)	(0.5%)	(0.5%)	(0.7%)
Net losses and loss expenses ratio	58.4%	59.3%	61.1%	62.8%	63.9%
Acquisition cost ratio	19.4%	20.0%	19.4%	19.8%	19.6%
General and administrative expense ratio [a]	13.4%	13.1%	14.2%	13.2%	14.0%
Combined ratio	91.2%	92.4%	94.7%	95.8%	97.5%

Weighted average common shares outstanding	85,036	85,068	84,640	84,864	84,707
Weighted average diluted common shares outstanding	85,833	85,826	85,117	85,669	85,291
Earnings per common share	$3.71	$1.98	$4.06	$2.27	$6.95
Earnings per diluted common share	$3.68	$1.97	$4.04	$2.25	$6.90
Annualized ROACE	14.7%	7.5%	14.3%	4.3%	12.2%
Annualized operating ROACE	18.3%	14.6%	10.6%	11.1%	9.1%
[a] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended June 30, 2023			Six months ended June 30, 2023
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,684,150	$600,228	$2,284,378	$3,099,762	$1,566,592	$4,666,354
Ceded premiums written	(663,129)	(174,892)	(838,021)	(1,196,165)	(415,476)	(1,611,641)
Net premiums written	1,021,021	425,336	1,446,357	1,903,597	1,151,116	3,054,713

Gross premiums earned	1,393,438	576,224	1,969,662	2,764,134	1,127,296	3,891,430
Ceded premiums earned	(550,687)	(153,230)	(703,917)	(1,104,928)	(290,558)	(1,395,486)
Net premiums earned	842,751	422,994	1,265,745	1,659,206	836,738	2,495,944
Other insurance related income	58	5,466	5,524	112	5,988	6,100
Total underwriting revenues	842,809	428,460	1,271,269	1,659,318	842,726	2,502,044

UNDERWRITING EXPENSES
Net losses and loss expenses	457,650	278,607	736,257	907,117	549,782	1,456,899
Acquisition costs	156,972	96,293	253,265	304,030	179,608	483,638
Underwriting-related general and administrative expenses	113,534	19,721	133,255	230,164	43,486	273,650
Total underwriting expenses	728,156	394,621	1,122,777	1,441,311	772,876	2,214,187

UNDERWRITING INCOME	$114,653	$33,839	$148,492	$218,007	$69,850	$287,857

Catastrophe and weather-related losses, net of reinstatement premiums	$26,440	$5,788	$32,228	$50,773	$19,178	$69,951
Net favorable prior year reserve development	$2,784	$3,535	$6,319	$3,825	$6,532	$10,357

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	51.5%	65.3%	56.1%	51.8%	64.2%	56.0%
Catastrophe and weather-related losses ratio	3.1%	1.4%	2.6%	3.1%	2.3%	2.8%
Current accident year loss ratio	54.6%	66.7%	58.7%	54.9%	66.5%	58.8%
Prior year reserve development ratio	(0.3%)	(0.8%)	(0.5%)	(0.2%)	(0.8%)	(0.4%)
Net losses and loss expenses ratio	54.3%	65.9%	58.2%	54.7%	65.7%	58.4%
Acquisition cost ratio	18.6%	22.8%	20.0%	18.3%	21.5%	19.4%
Underwriting-related general and administrative expense ratio	13.5%	4.6%	10.5%	13.9%	5.2%	10.9%
Corporate expense ratio			2.8%			2.5%
Combined ratio	86.4%	93.3%	91.5%	86.9%	92.4%	91.2%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Six months ended June 30,		Year ended December 31,
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q2 2021	2023	2022	2022

INSURANCE SEGMENT
Professional Lines	$294,403	$221,615	$378,336	$317,074	$323,141	$339,467	$516,018	$627,556	$1,322,966
Property	533,479	381,339	351,503	297,537	400,529	332,763	914,818	708,448	1,357,489
Liability	328,768	284,026	312,327	266,615	306,541	241,522	612,795	559,703	1,138,645
Cyber	182,049	152,788	157,794	182,367	173,134	124,297	334,837	304,585	644,746
Marine and Aviation	205,153	233,424	133,712	140,661	153,796	143,803	438,576	378,314	652,687
Accident and Health	85,836	79,384	68,551	66,153	65,396	43,480	165,219	123,696	258,399
Credit and Political Risk	54,462	63,036	68,582	47,483	47,085	43,140	117,499	94,584	210,649
TOTAL INSURANCE SEGMENT	$1,684,150	$1,415,612	$1,470,805	$1,317,890	$1,469,622	$1,268,472	$3,099,762	$2,796,886	$5,585,581

REINSURANCE SEGMENT
Liability	$159,234	$198,861	$88,911	$156,500	$190,072	$182,688	$358,095	$474,420	$719,831
Accident and Health	20,696	295,985	11,875	59,313	9,971	16,934	316,681	340,703	411,891
Professional Lines	186,233	136,201	66,597	27,575	173,056	148,398	322,435	306,635	400,807
Credit and Surety	103,430	115,237	63,873	53,944	76,872	37,413	218,667	180,748	298,565
Motor	26,966	140,115	30,231	22,035	35,814	39,781	167,081	187,528	239,794
Agriculture	66,985	22,399	10,904	39,312	49,971	46,874	89,385	77,796	128,012
Marine and Aviation	22,034	30,531	8,863	8,823	25,198	25,714	52,563	75,684	93,371
Total	585,578	939,329	281,254	367,502	560,954	497,802	1,524,907	1,643,514	2,292,271

Run-off lines
Catastrophe	10,874	16,301	1,110	21,227	62,077	133,089	27,175	200,473	222,810
Property	3,842	9,605	4,611	2,173	20,386	44,325	13,447	96,709	103,492
Engineering	(66)	1,129	916	(984)	444	(2,502)	1,063	10,509	10,441
Total run-off lines	14,650	27,035	6,637	22,416	82,907	174,912	41,685	307,691	336,743
TOTAL REINSURANCE SEGMENT	$600,228	$966,364	$287,891	$389,918	$643,861	$672,714	$1,566,592	$1,951,205	$2,629,014

CONSOLIDATED TOTAL	$2,284,378	$2,381,976	$1,758,696	$1,707,808	$2,113,483	$1,941,186	$4,666,354	$4,748,091	$8,214,595

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

							Year ended December 31,
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q2 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$2,284,378	$2,381,976	$1,758,696	$1,707,808	$2,113,483	$1,941,186	$8,214,595
Ceded premiums written	(838,021)	(773,620)	(662,142)	(671,024)	(796,636)	(737,328)	(2,951,539)
Net premiums written	1,446,357	1,608,356	1,096,554	1,036,784	1,316,847	1,203,858	5,263,056

Gross premiums earned	1,969,662	1,921,768	2,050,239	2,012,426	1,971,208	1,794,769	7,936,382
Ceded premiums earned	(703,917)	(691,569)	(710,077)	(727,560)	(694,156)	(637,828)	(2,776,056)
Net premiums earned	1,265,745	1,230,199	1,340,162	1,284,866	1,277,052	1,156,941	5,160,326
Other insurance related income	5,524	577	3,076	1,092	2,213	5,817	13,073
Total underwriting revenues	1,271,269	1,230,776	1,343,238	1,285,958	1,279,265	1,162,758	5,173,399

UNDERWRITING EXPENSES
Net losses and loss expenses	736,257	720,642	798,214	941,911	769,587	666,473	3,242,410
Acquisition costs	253,265	230,373	275,573	240,511	257,582	219,070	1,022,017
Underwriting-related general and administrative expenses	133,255	140,395	137,220	132,570	135,403	128,961	550,289
Total underwriting expenses	1,122,777	1,091,410	1,211,007	1,314,992	1,162,572	1,014,504	4,814,716

UNDERWRITING INCOME (LOSS)	$148,492	$139,366	$132,231	$(29,034)	$116,693	$148,254	$358,683

Catastrophe and weather-related losses, net of reinstatement premiums	$32,228	$37,723	$63,610	$211,969	$67,119	$28,562	$402,803
Net favorable prior year reserve development	$6,319	$4,038	$7,901	$4,735	$3,940	$6,808	$25,533

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.1%	55.8%	55.5%	57.1%	55.3%	55.7%	55.5%
Catastrophe and weather-related losses ratio	2.6%	3.1%	4.7%	16.6%	5.3%	2.5%	7.8%
Current accident year loss ratio	58.7%	58.9%	60.2%	73.7%	60.6%	58.2%	63.3%
Prior year reserve development ratio	(0.5%)	(0.3%)	(0.6%)	(0.4%)	(0.3%)	(0.6%)	(0.5%)
Net losses and loss expenses ratio	58.2%	58.6%	59.6%	73.3%	60.3%	57.6%	62.8%
Acquisition cost ratio	20.0%	18.7%	20.6%	18.7%	20.2%	18.9%	19.8%
General and administrative expenses ratio [a]	13.3%	13.6%	13.9%	12.3%	12.9%	14.1%	13.2%
Combined ratio	91.5%	90.9%	94.1%	104.3%	93.4%	90.6%	95.8%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

							Year ended December 31,
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q2 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$1,684,150	$1,415,612	$1,470,805	$1,317,890	$1,469,622	$1,268,472	$5,585,581
Ceded premiums written	(663,129)	(533,036)	(584,019)	(540,101)	(600,203)	(555,587)	(2,207,675)
Net premiums written	1,021,021	882,576	886,786	777,789	869,419	712,885	3,377,906

Gross premiums earned	1,393,438	1,370,696	1,368,859	1,331,887	1,285,275	1,076,900	5,219,303
Ceded premiums earned	(550,687)	(554,240)	(538,345)	(549,786)	(516,551)	(445,225)	(2,085,148)
Net premiums earned	842,751	816,456	830,514	782,101	768,724	631,675	3,134,155
Other insurance related income	58	54	89	151	237	552	559
Total underwriting revenues	842,809	816,510	830,603	782,252	768,961	632,227	3,134,714

UNDERWRITING EXPENSES
Net losses and loss expenses	457,650	449,467	439,268	519,006	421,836	332,175	1,785,854
Acquisition costs	156,972	147,058	154,859	139,436	144,732	106,963	577,838
Underwriting-related general and administrative expenses	113,534	116,630	113,106	108,072	108,577	99,569	443,704
Total underwriting expenses	728,156	713,155	707,233	766,514	675,145	538,707	2,807,396

UNDERWRITING INCOME	$114,653	$103,355	$123,370	$15,738	$93,816	$93,520	$327,318

Catastrophe and weather-related losses, net of reinstatement premiums	$26,440	$24,333	$33,218	$112,799	$27,989	$11,088	$206,735
Net favorable prior year reserve development	$2,784	$1,041	$3,955	$2,558	$2,773	$6,427	$16,350

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	51.5%	52.2%	49.3%	52.6%	51.6%	51.8%	51.0%
Catastrophe and weather-related losses ratio	3.1%	3.0%	4.1%	14.1%	3.6%	1.8%	6.5%
Current accident year loss ratio	54.6%	55.2%	53.4%	66.7%	55.2%	53.6%	57.5%
Prior year reserve development ratio	(0.3%)	(0.1%)	(0.5%)	(0.3%)	(0.3%)	(1.0%)	(0.5%)
Net losses and loss expenses ratio	54.3%	55.1%	52.9%	66.4%	54.9%	52.6%	57.0%
Acquisition cost ratio	18.6%	18.0%	18.6%	17.8%	18.8%	16.9%	18.4%
Underwriting-related general and administrative expenses ratio	13.5%	14.2%	13.7%	13.8%	14.1%	15.8%	14.2%
Combined ratio	86.4%	87.3%	85.2%	98.0%	87.8%	85.3%	89.6%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

							Year ended December 31,
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q2 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$600,228	$966,364	$287,891	$389,918	$643,861	$672,714	$2,629,014
Ceded premiums written	(174,892)	(240,584)	(78,123)	(130,923)	(196,433)	(181,741)	(743,864)
Net premiums written	425,336	725,780	209,768	258,995	447,428	490,973	1,885,150

Gross premiums earned	576,224	551,072	681,380	680,539	685,933	717,869	2,717,079
Ceded premiums earned	(153,230)	(137,329)	(171,732)	(177,774)	(177,605)	(192,603)	(690,908)
Net premiums earned	422,994	413,743	509,648	502,765	508,328	525,266	2,026,171
Other insurance related income	5,466	523	2,987	941	1,976	5,265	12,514
Total underwriting revenues	428,460	414,266	512,635	503,706	510,304	530,531	2,038,685

UNDERWRITING EXPENSES
Net losses and loss expenses	278,607	271,175	358,946	422,905	347,751	334,298	1,456,556
Acquisition costs	96,293	83,315	120,714	101,075	112,850	112,107	444,179
Underwriting-related general and administrative expenses	19,721	23,765	24,114	24,498	26,826	29,392	106,585
Total underwriting expenses	394,621	378,255	503,774	548,478	487,427	475,797	2,007,320

UNDERWRITING INCOME (LOSS)	$33,839	$36,011	$8,861	$(44,772)	$22,877	$54,734	$31,365

Catastrophe and weather-related losses, net of reinstatement premiums	$5,788	$13,390	$30,392	$99,170	$39,130	$17,474	$196,068
Net favorable prior year reserve development	$3,535	$2,997	$3,946	$2,177	$1,167	$381	$9,183

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	65.3%	63.0%	65.5%	64.2%	60.9%	60.4%	62.6%
Catastrophe and weather-related losses ratio	1.4%	3.3%	5.7%	20.3%	7.7%	3.3%	9.7%
Current accident year loss ratio	66.7%	66.3%	71.2%	84.5%	68.6%	63.7%	72.3%
Prior year reserve development ratio	(0.8%)	(0.8%)	(0.8%)	(0.4%)	(0.2%)	(0.1%)	(0.4%)
Net losses and loss expenses ratio	65.9%	65.5%	70.4%	84.1%	68.4%	63.6%	71.9%
Acquisition cost ratio	22.8%	20.1%	23.7%	20.1%	22.2%	21.3%	21.9%
Underwriting-related general and administrative expense ratio	4.6%	5.8%	4.7%	4.9%	5.3%	5.7%	5.3%
Combined ratio	93.3%	91.4%	98.8%	109.1%	95.9%	90.6%	99.1%

AXIS CAPITAL HOLDINGS LIMITED
STRATEGIC CAPITAL PARTNERS

	Three months ended June 30,						Six months ended June 30,
	2023			2022			2023			2022
TOTAL MANAGED PREMIUMS [a]	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Total Managed Premiums	$1,684,150	$600,228	$2,284,378	$1,469,622	$643,861	$2,113,483	$3,099,762	$1,566,592	$4,666,354	$2,796,886	$1,951,205	$4,748,091
Premiums ceded to Harrington Re	2,128	80,653	82,781	6,438	89,122	95,560	5,225	210,963	216,188	10,425	218,936	229,361
Premiums ceded to Other Strategic Capital Partners	—	94,239	94,239	—	107,311	107,311	—	204,513	204,513	—	315,882	315,882
Premiums ceded to Other Reinsurers	661,001	—	661,001	593,765	—	593,765	1,190,940	—	1,190,940	1,073,129	—	1,073,129
Net premiums written	$1,021,021	$425,336	$1,446,357	$869,419	$447,428	$1,316,847	$1,903,597	$1,151,116	$3,054,713	$1,713,332	$1,416,387	$3,129,719

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Other insurance related income	$—	$5,466	$5,466	$—	$1,609	$1,609	$—	$5,988	$5,988	$—	$7,665	$7,665
Offset to general and administrative expenses	—	9,161	9,161	—	10,221	10,221	—	16,550	16,550	—	21,782	21,782
Total Fee income	$—	$14,627	$14,627	$—	$11,830	$11,830	$—	$22,538	$22,538	$—	$29,447	$29,447

[a]    Total managed premiums represents gross premiums written of $2.3 billion and $2.1 billion for the three months ended June 30, 2023 and 2022, respectively, and $4.7 billion for the six months ended June 30, 2023 and 2022, respectively, and includes premiums written by the insurance and reinsurance segments on behalf of strategic capital partners and other reinsurers. Premiums ceded to strategic capital partners and other reinsurers by AXIS Insurance and AXIS Re are presented above.
[b]    Fee income from strategic capital partners represents service fees and reimbursement of expenses from strategic capital partners.

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

							Six months ended June 30,		Year ended December 31,
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q2 2021	2023	2022	2022

Fixed maturities	$124,390	$118,262	$105,077	$87,364	$72,607	$61,244	$242,652	$137,416	$329,858
Other investments	(5,341)	486	24,242	(7,576)	14,327	41,414	(4,855)	40,377	57,043
Equity securities	2,990	2,455	3,041	2,490	2,688	3,100	5,445	4,860	10,390
Mortgage loans	8,880	8,386	8,084	6,256	4,903	4,355	17,266	9,067	23,407
Cash and cash equivalents	11,161	10,012	10,127	5,350	3,679	617	21,174	4,797	20,273
Short-term investments	2,129	1,660	1,964	1,004	402	66	3,789	567	3,535

Gross investment income	144,209	141,261	152,535	94,888	98,606	110,796	285,471	197,084	444,506
Investment expenses	(7,380)	(7,490)	(5,450)	(6,711)	(6,392)	(6,124)	(14,870)	(13,515)	(25,677)

Net investment income	$136,829	$133,771	$147,085	$88,177	$92,214	$104,672	$270,601	$183,569	$418,829

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2021
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,564,397	$11,627,555	$11,326,894	$10,784,353	$11,304,682	$11,898,300
Fixed maturities, held to maturity, at amortized cost	717,310	716,768	698,351	690,380	641,428	403,370
Equity securities, at fair value	596,692	573,916	485,253	469,839	522,161	588,196
Mortgage loans, held for investment, at fair value	609,274	634,470	627,437	653,700	656,112	656,056
Other investments, at fair value	970,079	1,008,887	996,751	970,310	981,774	865,238
Equity method investments	148,183	146,083	148,288	151,333	158,893	133,169
Short-term investments, at fair value	46,282	70,416	70,310	80,260	65,683	112,862
Total investments	14,652,217	14,778,095	14,353,284	13,800,175	14,330,733	14,657,191
Cash and cash equivalents	1,518,270	1,179,295	1,174,653	1,835,262	1,497,928	1,589,443
Accrued interest receivable	100,915	97,983	94,418	77,771	73,873	63,215
Insurance and reinsurance premium balances receivable	3,371,439	3,119,158	2,733,464	2,788,484	3,174,117	3,393,777
Reinsurance recoverable on unpaid losses and loss expenses	5,865,609	5,823,417	5,831,172	5,244,263	5,008,583	4,626,454
Reinsurance recoverable on paid losses and loss expenses	572,757	593,013	539,676	438,497	510,613	467,180
Deferred acquisition costs	586,085	560,173	473,569	541,544	576,237	574,658
Prepaid reinsurance premiums	1,767,474	1,632,513	1,550,370	1,597,586	1,656,643	1,479,328
Receivable for investments sold	22,102	7,079	16,052	6,452	10,421	3,671
Goodwill	100,801	100,801	100,801	100,801	100,801	100,801
Intangible assets	192,342	195,071	197,800	200,529	203,259	214,286
Value of business acquired	—	—	—	—	—	1,798
Operating lease right-of-use assets	108,511	88,155	92,214	96,631	94,451	112,444
Other assets	457,171	390,224	438,338	391,758	381,768	297,484
TOTAL ASSETS	$29,315,693	$28,564,977	$27,595,811	$27,119,753	$27,619,427	$27,581,730

LIABILITIES
Reserve for losses and loss expenses	$15,419,498	$15,314,644	$15,168,863	$14,652,196	$14,398,039	$14,157,353
Unearned premiums	5,139,177	4,821,775	4,361,447	4,650,934	4,963,138	4,698,944
Insurance and reinsurance balances payable	1,783,610	1,574,608	1,522,764	1,569,946	1,624,184	1,409,772
Debt	1,313,006	1,312,658	1,312,314	1,312,633	1,311,637	1,310,328
Federal Home Loan Bank advances	85,790	85,790	81,388	80,540	—	—
Payable for investments purchased	81,835	78,711	19,693	78,956	186,921	205,895
Operating lease liabilities	121,922	99,130	102,577	103,345	105,129	130,174
Other liabilities	349,894	317,432	386,855	327,780	327,748	279,504
TOTAL LIABILITIES	24,294,732	23,604,748	22,955,901	22,776,330	22,916,796	22,191,970

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,361,185	2,347,637	2,366,253	2,354,895	2,341,507	2,326,288
Accumulated other comprehensive income (loss)	(630,509)	(571,896)	(760,300)	(1,042,650)	(724,114)	226,317
Retained earnings	6,485,901	6,381,201	6,247,022	6,244,268	6,298,680	6,034,151
Treasury shares, at cost	(3,747,822)	(3,748,919)	(3,765,271)	(3,765,296)	(3,765,648)	(3,749,202)
TOTAL SHAREHOLDERS' EQUITY	5,020,961	4,960,229	4,639,910	4,343,423	4,702,631	5,389,760

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$29,315,693	$28,564,977	$27,595,811	$27,119,753	$27,619,427	$27,581,730

Common shares outstanding	85,216	85,183	84,668	84,666	84,655	84,767
Diluted common shares outstanding [a]	87,706	87,660	87,113	87,205	87,201	87,197
Book value per common share	$52.47	$51.77	$48.31	$44.80	$49.05	$57.09
Book value per diluted common share	$50.98	$50.31	$46.95	$43.50	$47.62	$55.50
Tangible book value per diluted common share	$48.22	$47.53	$44.13	$40.64	$44.74	$52.50
Debt to total capital [b]	20.7%	20.9%	22.0%	23.2%	21.8%	19.6%

[a]      Treasury stock method was applied. Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]      The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At June 30, 2023						At December 31, 2022
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,889,184	$—	$421	$(97,593)	$2,792,012	17.2%	$2,639,330	16.8%
Non-U.S. government	621,702	(17)	2,560	(37,633)	586,612	3.6%	562,029	3.6%
Corporate debt	4,655,745	(10,397)	9,342	(327,082)	4,327,608	26.7%	4,255,556	27.2%
Agency RMBS	1,496,299	—	3,975	(96,620)	1,403,654	8.7%	1,202,785	7.7%
CMBS	950,340	—	38	(79,271)	871,107	5.4%	947,778	6.1%
Non-Agency RMBS	149,827	(100)	274	(15,900)	134,101	0.8%	133,534	0.9%
ABS	1,347,053	(37)	568	(47,028)	1,300,556	8.0%	1,429,527	9.2%
Municipals	162,108	—	219	(13,580)	148,747	0.9%	156,355	1.0%
Total fixed maturities, available for sale, at fair value	12,272,258	(10,551)	17,397	(714,707)	11,564,397	71.3%	11,326,894	72.5%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	90,200	—	—	—	90,200	0.6%	85,200	0.5%
ABS	627,110	—	—	—	627,110	3.8%	613,151	4.0%
Total fixed maturities, held to maturity, at amortized cost	717,310	—	—	—	717,310	4.4%	698,351	4.5%

Equity securities, at fair value
Common stocks	3,130	—	322	(406)	3,046	—%	7,473	—%
Preferred Stocks	5,115	—	—	(131)	4,984	—%	72	—%
Exchange-traded funds	198,244	—	103,126	(2,205)	299,165	1.9%	269,806	1.7%
Bond mutual funds	358,476	—	269	(69,248)	289,497	1.8%	207,902	1.4%
Total equity securities, at fair value	564,965	—	103,717	(71,990)	596,692	3.7%	485,253	3.1%

Total fixed maturities and equity securities	$13,554,533	$(10,551)	$121,114	$(786,697)	12,878,399	79.4%	12,510,498	80.1%
Mortgage loans, held for investment					609,274	3.8%	627,437	4.0%
Other investments					970,079	6.0%	996,751	6.4%
Equity method investments					148,183	0.9%	148,288	0.9%
Short-term investments					46,282	0.3%	70,310	0.5%
Total investments					14,652,217	90.4%	14,353,284	91.9%
Cash and cash equivalents [a]					1,518,270	9.4%	1,174,653	7.5%
Accrued interest receivable					100,915	0.6%	94,418	0.6%
Net receivable/(payable) for investments sold (purchased)					(59,733)	(0.4%)	(3,641)	—%
Total cash and invested assets					$16,211,669	100.0%	$15,618,714	100.0%

[a]    Includes $344 million and $423 million of restricted cash and cash equivalents at June 30, 2023 and December 31, 2022, respectively.

	At June 30, 2023		At December 31, 2022
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Multi-strategy funds	26,126	2.7%	32,616	3.3%
Direct lending funds	248,834	25.7%	258,626	25.9%
Real estate funds	302,945	31.2%	298,499	29.9%
Private equity funds	272,249	28.1%	265,836	26.7%
Other privately held investments	115,048	11.9%	136,158	13.7%
Collateralized loan obligations - equity tranches	4,877	0.4%	5,016	0.5%
Total	$970,079	100.0%	$996,751	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q2 2021
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	17.2%	18.1%	16.8%	15.3%	15.5%	15.9%
Non-U.S. government	3.6%	3.5%	3.6%	3.3%	4.2%	4.2%
Corporate debt	26.7%	26.9%	27.2%	26.5%	27.6%	27.9%
MBS:
Agency RMBS	8.7%	8.0%	7.7%	6.5%	6.5%	6.5%
CMBS	5.4%	5.8%	6.1%	6.4%	6.9%	7.1%
Non-agency RMBS	0.8%	0.8%	0.9%	0.9%	0.9%	1.3%
ABS	8.0%	8.7%	9.2%	9.2%	9.3%	9.3%
Municipals	0.9%	0.9%	1.0%	0.9%	1.0%	1.7%

Total Fixed Maturities, available for sale	71.3%	72.7%	72.5%	69.0%	71.9%	73.9%
Fixed Maturities, held to maturity:
Corporate debt	0.6%	0.5%	0.5%	0.5%	0.4%	—%
ABS	3.8%	4.0%	4.0%	3.9%	3.7%	2.5%

Total Fixed Maturities, held to maturity	4.4%	4.5%	4.5%	4.4%	4.1%	2.5%
Equity securities	3.7%	3.6%	3.1%	3.0%	3.3%	3.7%
Mortgage loans	3.8%	4.0%	4.0%	4.2%	4.2%	4.1%
Other investments	6.0%	6.3%	6.4%	6.2%	6.2%	5.4%
Equity method investments	0.9%	0.9%	0.9%	1.0%	1.0%	0.8%
Short-term investments	0.3%	0.5%	0.5%	0.4%	0.4%	0.6%

Total Investments	90.4%	92.5%	91.9%	88.2%	91.1%	91.0%
Cash and cash equivalents	9.4%	7.4%	7.5%	11.7%	9.5%	9.9%
Accrued interest receivable	0.6%	0.6%	0.6%	0.5%	0.5%	0.4%
Net receivable/(payable) for investments sold (purchased)	(0.4%)	(0.5%)	—%	(0.4%)	(1.1%)	(1.3%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	22.7%	23.5%	21.9%	20.8%	20.4%	20.7%
AAA	34.8%	34.3%	34.9%	35.2%	35.1%	35.2%
AA	7.0%	7.1%	7.3%	7.5%	7.7%	7.4%
A	15.6%	14.9%	15.3%	15.7%	15.8%	14.6%
BBB	11.2%	11.3%	11.5%	11.6%	12.0%	13.2%
Below BBB	8.7%	8.9%	9.1%	9.2%	9.0%	8.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	4.9%	4.5%	3.4%	5.4%	4.9%	4.3%
From one to five years	42.3%	42.4%	42.5%	39.0%	39.2%	38.7%
From five to ten years	16.2%	16.4%	16.4%	17.1%	18.1%	20.3%
Above ten years	1.3%	1.4%	1.7%	1.8%	2.0%	1.7%
Asset-backed and mortgage-backed securities	35.3%	35.3%	36.0%	36.7%	35.8%	35.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	3.9%	3.7%	3.5%	2.9%	2.4%	2.0%
Yield to maturity of fixed maturities	5.9%	5.4%	5.6%	5.5%	4.3%	1.4%
Average duration of fixed maturities (inclusive of duration hedges)	2.9 yrs	3.0 yrs	3.0 yrs	2.9 yrs	3.0 yrs	3.1 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

AXIS CAPITAL HOLDINGS LIMITED
CORPORATE DEBT INVESTED ASSETS COMPOSITION
At June 30, 2023

	Fair Value or Net Carrying Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banks	$741,192	17.1%	4.6%
Non-U.S. banks	346,923	8.0%	2.1%
Corporate/commercial finance	291,230	6.7%	1.8%
Insurance	135,815	3.1%	0.8%
Investment brokerage	90,369	2.1%	0.6%
Total financial institutions	1,605,529	37.0%	9.9%
Consumer non-cyclicals	389,562	9.0%	2.4%
Communications	255,914	5.9%	1.6%
Consumer cyclical	210,629	4.9%	1.3%
Utilities	179,469	4.1%	1.1%
Industrials	162,357	3.8%	1.0%
Technology	149,540	3.5%	0.9%
Energy	135,694	3.1%	0.8%
Non-U.S. government guaranteed	127,650	2.9%	0.8%
Transportation	92,108	2.1%	0.6%
Total investment grade	3,308,452	76.3%	20.4%

Total non-investment grade	1,019,156	23.7%	6.3%

Total corporate debt, available for sale, at fair value	$4,327,608	100.0%	26.7%

Total corporate debt, held to maturity, at amortized cost	$90,200	100.0%	0.6%

AXIS CAPITAL HOLDINGS LIMITED
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At June 30, 2023

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$124,285	$(11,823)	$112,462	0.9%
MORGAN STANLEY	111,620	(10,587)	101,033	0.8%
GOLDMAN SACHS GROUP	108,362	(9,068)	99,294	0.8%
WELLS FARGO & COMPANY	102,174	(8,588)	93,586	0.8%
JP MORGAN CHASE & CO	98,508	(10,946)	87,562	0.7%
CITIGROUP INC	81,240	(8,480)	72,760	0.6%
AT&T INC	46,941	(5,949)	40,992	0.3%
COMCAST CORPORATION	42,967	(2,762)	40,205	0.3%
UBS GROUP AG	41,107	(5,808)	35,299	0.3%
MITSUBISHI UFJ FINANCIAL GROUP INC	36,591	(3,826)	32,765	0.3%

[a]  These holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage-backed securities that were issued, sponsored or serviced by the parent.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At June 30, 2023

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,403,654	$124,426	$5,812	$1,452	$114	$2,297	$1,537,755
Commercial MBS	49,951	770,876	40,577	9,703	—	—	871,107
ABS	—	1,064,681	111,265	91,479	32,764	367	1,300,556

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$1,453,605	$1,959,983	$157,654	$102,634	$32,878	$2,664	$3,709,418

Percentage of total	39.2%	52.8%	4.3%	2.8%	0.9%	—%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	$—	$393,070	$234,040	$—	$—	$—	$627,110

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$393,070	$234,040	$—	$—	$—	$627,110

Percentage of total	—%	62.7%	37.3%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS

	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q2 2021
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$435,052	$438,780	$394,817	$294,560	$382,001	$318,421
Reinsurance	137,705	154,233	144,859	143,937	128,612	148,759
Total	$572,757	$593,013	$539,676	$438,497	$510,613	$467,180

Reinsurance recoverable on unpaid losses and loss expenses: Case reserves
Insurance	$1,122,667	$1,152,901	$1,152,659	$877,360	$808,623	$870,602
Reinsurance	680,184	695,196	677,591	658,797	670,173	518,973
Total	$1,802,851	$1,848,097	$1,830,250	$1,536,157	$1,478,796	$1,389,575

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$3,105,627	$3,034,739	$3,008,010	$2,744,920	$2,622,990	$2,395,835
Reinsurance	990,279	972,928	1,023,627	992,208	935,198	867,253
Total	$4,095,906	$4,007,667	$4,031,637	$3,737,128	$3,558,188	$3,263,088

Allowance for expected credit losses:
Insurance	$(29,985)	$(29,335)	$(27,463)	$(26,234)	$(25,682)	$(22,749)
Reinsurance	(3,163)	(3,012)	(3,252)	(2,788)	(2,719)	(3,460)
Total	$(33,148)	$(32,347)	$(30,715)	$(29,022)	$(28,401)	$(26,209)

Reinsurance recoverables on unpaid and paid losses and loss expenses:
Insurance	$4,633,361	$4,597,085	$4,528,023	$3,890,606	$3,787,932	$3,562,109
Reinsurance	1,805,005	1,819,345	1,842,825	1,792,154	1,731,264	1,531,525
Total	$6,438,366	$6,416,430	$6,370,848	$5,682,760	$5,519,196	$5,093,634

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS
At June 30, 2023

Categories	Reinsurance Recoverable, Gross of Collateral	Collateral	Reinsurance Recoverable, Net of Collateral	% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity	Allowance for expected credit losses	Allowance for expected credit losses as % of Reinsurance Recoverable, Gross of Collateral	Reinsurance recoverable on unpaid and paid losses and loss expenses
Top 10 reinsurers based on gross recoverables	$3,455,116	$(1,509,115)	$1,946,001	44.5%	38.8%	$(12,603)	0.4%	$3,442,513
Other reinsurers balances > $20 million	2,534,096	(468,436)	2,065,660	47.3%	41.1%	(16,336)	0.6%	2,517,760
Other reinsurers balances < $20 million	482,302	(124,183)	358,119	8.2%	7.1%	(4,209)	0.9%	478,093
Total	$6,471,514	$(2,101,734)	$4,369,780	100.0%	87.0%	$(33,148)	0.5%	$6,438,366

At June 30, 2023, reinsurance recoverable balances, gross of collateral, of 83.1% (December 31, 2022: 81.8%) were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

Top 10 Reinsurers, Net of Collateral		% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity
1	Swiss Reinsurance America Corporation	13.2%	11.5%
2	Lloyds of London	7.1%	6.2%
3	Transatlantic Reinsurance Co	6.2%	5.4%
4	Hannover Ruck SE	6.0%	5.2%
5	SCOR Reinsurance Company	4.6%	4.0%
6	Partner Reinsurance Co of the US	4.4%	3.8%
7	Swiss Reinsurance Company Ltd.	3.7%	3.2%
8	Everest Reinsurance Company	3.6%	3.1%
9	Munich Reinsurance America, Inc	3.2%	2.8%
10	Harrington Re Ltd.	3.1%	2.7%
		55.1%	47.9%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended June 30, 2023			Six months ended June 30, 2023
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$15,314,644	$(5,823,417)	$9,491,227	$15,168,863	$(5,831,172)	$9,337,691
Incurred losses and loss expenses	1,124,459	(388,202)	736,257	2,185,396	(728,497)	1,456,899
Paid losses and loss expenses	(1,097,894)	371,578	(726,316)	(2,077,393)	737,878	(1,339,515)
Foreign exchange and other	78,289	(25,568)	52,721	142,632	(43,818)	98,814

End of period [a]	$15,419,498	$(5,865,609)	$9,553,889	$15,419,498	$(5,865,609)	$9,553,889

[a]  At June 30, 2023, reserve for losses and loss expenses included IBNR of $9.9 billion, or 64% (December 31, 2022: $9.6 billion, or 63%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended June 30, 2023			Six months ended June 30, 2023
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$672,765	$425,129	$1,097,894	$1,230,433	$846,960	$2,077,393
Reinsurance recoverable on paid losses and loss expenses	(286,768)	(84,810)	(371,578)	(572,196)	(165,682)	(737,878)
Net paid losses and loss expenses	385,997	340,319	726,316	658,237	681,278	1,339,515

Gross case reserves	(59,310)	(83,887)	(143,197)	(3,542)	(56,138)	(59,680)
Gross IBNR	152,830	16,932	169,762	283,753	(116,070)	167,683
Reinsurance recoverable on unpaid losses and loss expenses	(21,867)	5,243	(16,624)	(31,331)	40,712	9,381
Net unpaid losses and loss expenses	71,653	(61,712)	9,941	248,880	(131,496)	117,384

Total net incurred losses and loss expenses	$457,650	$278,607	$736,257	$907,117	$549,782	$1,456,899

Gross reserve for losses and loss expenses	$8,733,273	$6,686,225	$15,419,498	$8,733,273	$6,686,225	$15,419,498

Net favorable prior year reserve development	$2,784	$3,535	$6,319	$3,825	$6,532	$10,357

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	84.3%	122.2%	98.6%	72.6%	123.9%	91.9%

Net paid losses and loss expenses / Net premiums earned	45.8%	80.5%	57.4%	39.7%	81.4%	53.7%
Net unpaid losses and loss expenses / Net premiums earned	8.5%	(14.6%)	0.8%	15.0%	(15.7%)	4.7%
Net losses and loss expenses ratio	54.3%	65.9%	58.2%	54.7%	65.7%	58.4%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE

							Year ended December 31,
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q2 2021	2022
INSURANCE SEGMENT
Gross paid losses and loss expenses	$672,765	$557,669	$605,505	$474,475	$549,819	$493,803	$2,329,161
Reinsurance recoverable on paid losses and loss expenses	(286,768)	(285,428)	(274,278)	(172,617)	(217,004)	(174,727)	(953,438)
Net paid losses and loss expenses	385,997	272,241	331,227	301,858	332,815	319,076	1,375,723

Gross case reserves	(59,310)	55,769	131,714	162,750	3,879	(1,372)	96,140
Gross IBNR	152,830	130,922	68,639	276,075	126,823	83,955	613,866
Reinsurance recoverable on unpaid losses and loss expenses	(21,867)	(9,465)	(92,312)	(221,677)	(41,681)	(69,484)	(299,875)
Net unpaid losses and loss expenses	71,653	177,226	108,041	217,148	89,021	13,099	410,131

Total net incurred losses and loss expenses	$457,650	$449,467	$439,268	$519,006	$421,836	$332,175	$1,785,854

Gross reserve for losses and loss expenses	$8,733,273	$8,599,025	$8,381,593	$8,092,090	$7,764,775	$7,456,368	$8,381,593

Net favorable prior year reserve development	$2,784	$1,041	$3,955	$2,558	$2,773	$6,427	$16,350

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	84.3%	60.6%	75.4%	58.2%	78.9%	96.1%	77.0%

Net paid losses and loss expenses / Net premiums earned	45.8%	33.3%	39.9%	38.6%	43.3%	50.5%	43.9%
Net unpaid losses and loss expenses / Net premiums earned	8.5%	21.8%	13.0%	27.8%	11.6%	2.1%	13.1%
Net losses and loss expenses ratio	54.3%	55.1%	52.9%	66.4%	54.9%	52.6%	57.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE

							Year ended December 31,
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q2 2021	2022
REINSURANCE SEGMENT
Gross paid losses and loss expenses	$425,129	$421,831	$439,623	$492,973	$440,219	$416,850	$1,832,894
Reinsurance recoverable on paid losses and loss expenses	(84,810)	(80,872)	(85,613)	(100,316)	(81,162)	(79,713)	(353,547)
Net paid losses and loss expenses	340,319	340,959	354,010	392,657	359,057	337,137	1,479,347

Gross case reserves	(83,887)	27,748	22,597	(36,789)	99,716	58,448	107,158
Gross IBNR	16,932	(133,002)	17,823	127,731	(62,967)	(27,193)	17,334
Reinsurance recoverable on unpaid losses and loss expenses	5,243	35,470	(35,484)	(60,694)	(48,055)	(34,094)	(147,283)
Net unpaid losses and loss expenses	(61,712)	(69,784)	4,936	30,248	(11,306)	(2,839)	(22,791)

Total net incurred losses and loss expenses	$278,607	$271,175	$358,946	$422,905	$347,751	$334,298	$1,456,556

Gross reserve for losses and loss expenses	$6,686,225	$6,715,619	$6,787,270	$6,560,106	$6,633,264	$6,700,985	$6,787,270

Net favorable prior year reserve development	$3,535	$2,997	$3,946	$2,177	$1,167	$381	$9,183

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	122.2%	125.7%	98.6%	92.8%	103.3%	100.8%	101.6%

Net paid losses and loss expenses / Net premiums earned	80.5%	82.4%	69.5%	78.1%	70.6%	64.2%	73.0%
Net unpaid losses and loss expenses / Net premiums earned	(14.6%)	(16.9%)	0.9%	6.0%	(2.2%)	(0.6%)	(1.1%)
Net losses and loss expenses ratio	65.9%	65.5%	70.4%	84.1%	68.4%	63.6%	71.9%

AXIS CAPITAL HOLDINGS LIMITED
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JULY 1, 2023

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	% of Common Shareholders' Equity	100 Year Return Period	% of Common Shareholders' Equity	250 Year Return Period	% of Common Shareholders' Equity
Single zone, single event
Southeast	U.S. Hurricane	$121	2.7%	$146	3.3%	$165	3.7%
Northeast	U.S. Hurricane	9	0.2%	27	0.6%	60	1.3%
Mid-Atlantic	U.S. Hurricane	40	0.9%	87	1.9%	131	2.9%
Gulf of Mexico	U.S. Hurricane	99	2.2%	123	2.8%	145	3.2%
Europe	Windstorm	60	1.3%	83	1.9%	100	2.2%
Japan	Windstorm	9	0.2%	10	0.2%	18	0.4%
Japan	Earthquake	43	1.0%	67	1.5%	107	2.4%
California	Earthquake	101	2.3%	138	3.1%	167	3.7%

The table above shows our net Probable Maximum Loss ("PML") to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at July 1, 2023. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast U.S. hurricane, net of reinsurance, is approximately $146 million. According to our modeling, there is a one percent chance that on an annual basis, losses incurred from a Southeast U.S. hurricane event could be in excess of $146 million. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast U.S. hurricane will fall below $146 million.
PMLs are based on results of stochastic models that consider a wide range of possible events, their losses and probabilities. It is important to consider that an actual event does not necessarily resemble one of the stochastic events and the specific characteristics of an actual event can lead to substantial differences between actual and modeled loss.
We have developed our PML estimates by combining judgment and experience with the outputs from the catastrophe model, commercially available from Verisk Analytics, Inc.. Additionally, we have included our estimate of non-modeled perils and other factors, which we believe provides us with a more complete view of catastrophe risk.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, the most important of which is by ensuring that management’s judgment supplements the model outputs. Models are continuously validated at the line of business and at a group level by our catastrophe model validation team. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes to internal modeling, underwriting portfolios, reinsurance purchasing strategy and foreign currency exchange rates.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022

Net income available to common shareholders	$143,111	$27,215	$315,648	$168,857

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	85,207	85,173	85,036	85,068
Dilutive share equivalents:
Share-based compensation plans	605	670	797	758
Weighted average diluted common shares outstanding	85,812	85,843	85,833	85,826

EARNINGS PER COMMON SHARE
Earnings per common share	$1.68	$0.32	$3.71	$1.98
Earnings per diluted common share	$1.67	$0.32	$3.68	$1.97

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD

	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q2 2021

Net income (loss) available (attributable) to common shareholders	$143,111	$172,534	$40,928	$(16,947)	$27,215	$227,910

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	85,183	84,668	84,666	84,655	85,276	84,753
Shares issued and treasury shares reissued	53	777	8	17	19	22
Shares repurchased for treasury	(20)	(262)	(6)	(6)	(640)	(8)
Common shares - at end of period	85,216	85,183	84,668	84,666	84,655	84,767

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	85,207	84,864	84,667	84,660	85,173	84,764
Dilutive share equivalents:
Share-based compensation plans [a]	605	989	988	—	670	503
Weighted average diluted common shares outstanding	85,812	85,853	85,655	84,660	85,843	85,267

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	$1.68	$2.03	$0.48	($0.20)	$0.32	$2.69
Earnings (loss) per diluted common share	$1.67	$2.01	$0.48	($0.20)	$0.32	$2.67

[a] Due to the net loss attributable to common shareholders recognized for the quarter ended September 30, 2022, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At June 30, 2023

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$53.83

Book value per common share	$4,470,961	85,216	$52.47

Dilutive securities: [b]
Restricted stock units		2,490	(1.49)
Book value per diluted common share	$4,470,961	87,706	$50.98

	At December 31, 2022

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$54.17

Book value per common share	$4,089,910	84,668	$48.31

Dilutive securities: [b]
Restricted stock units		2,445	(1.36)
Book value per diluted common share	$4,089,910	87,113	$46.95

[a]   Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]   Cash-settled restricted stock units are excluded.

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q2 2021

Common shareholders' equity	$4,470,961	$4,410,229	$4,089,910	$3,793,423	$4,152,631	$4,839,760
Less: goodwill	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)
Less: intangible assets	(192,342)	(195,071)	(197,800)	(200,529)	(203,259)	(214,286)
Associated tax impact	51,613	52,235	52,856	52,086	52,546	53,241
Tangible common shareholders' equity	$4,229,431	$4,166,592	$3,844,165	$3,544,179	$3,901,117	$4,577,914

Diluted common shares outstanding, net of treasury shares [a]	87,706	87,660	87,113	87,205	87,201	87,197

Book value per diluted common share	$50.98	$50.31	$46.95	$43.50	$47.62	$55.50

Tangible book value per diluted common share	$48.22	$47.53	$44.13	$40.64	$44.74	$52.50

[a] Diluted common shares outstanding, net of treasury shares is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Net income available to common shareholders	$143,111	$27,215	$315,648	$168,857
Net investment (gains) losses [a]	24,370	173,263	44,558	267,771
Foreign exchange losses (gains) [b]	30,104	(57,000)	38,814	(101,274)
Reorganization expenses [c]	—	15,728	—	15,728
Interest in (income) loss of equity method investments [d]	(2,100)	(1,050)	105	(12,600)
Income tax benefit	(4,308)	(9,165)	(7,893)	(9,663)
Operating income	$191,177	$148,991	$391,232	$328,819

Earnings per diluted common share	$1.67	$0.32	$3.68	$1.97
Net investment (gains) losses	0.28	2.02	0.52	3.12
Foreign exchange losses (gains)	0.35	(0.66)	0.45	(1.18)
Reorganization expenses	—	0.18	—	0.18
Interest in (income) loss of equity method investments	(0.02)	(0.01)	—	(0.15)
Income tax benefit	(0.05)	(0.11)	(0.09)	(0.11)
Operating income per diluted common share	$2.23	$1.74	$4.56	$3.83

Weighted average diluted common shares outstanding	85,812	85,843	85,833	85,826

Average common shareholders' equity	$4,440,595	$4,361,586	$4,280,436	$4,506,644

Annualized return on average common equity	12.9%	2.5%	14.7%	7.5%

Annualized operating return on average common equity	17.2%	13.7%	18.3%	14.6%

[a] Tax expense (benefit) of ($2,352) and ($19,598) for the three months ended June 30, 2023 and 2022, respectively, and ($3,880) and ($32,912) for the six months ended June 30, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize capital losses.
[b] Tax expense (benefit) of ($1,956) and $12,132 for the three months ended June 30, 2023 and 2022, respectively, and ($4,013) and $24,948 for the six months ended June 30, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the tax status of specific foreign exchange transactions.
[c] Tax expense (benefit) of $nil and ($1,699) for the three months ended June 30, 2023 and 2022, respectively, and $nil and ($1,699) for the six months ended June 30, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.
[d] Tax expense (benefit) of $nil for the three and six months ended June 30, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments recognized in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance. Therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt and Federal Home Loan Bank advances. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss).

Reorganization expenses include compensation-related costs and software asset impairments mainly attributable to our exit from catastrophe and property reinsurance lines of business, part of an overall approach to reduce our exposure to volatile catastrophe risk, which was announced in June 2022. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets including value of business acquired ("VOBA") arose from business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments recognized in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses include compensation-related costs and software asset impairments mainly attributable to our exit from catastrophe and property reinsurance lines of business, part of an overall approach to reduce our exposure to volatile catastrophe risk, which was announced in June 2022. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments in order to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.

ADDITIONAL INFORMATION REGARDING THE COMPANY'S EXIT FROM CATASTROPHE AND PROPERTY LINES OF BUSINESS

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Catastrophe and Property [a]

	Quarter-to-date
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
UNDERWRITING REVENUES
Gross written premiums	$14,716	$25,906	$5,720	$23,400	$82,463	$214,719	$23,999	$126,980	$177,414
Ceded premiums written	(3,259)	(5,130)	526	(35,425)	(26,892)	(82,975)	(5,650)	(99,619)	(54,977)
Net premiums written	11,457	20,776	6,246	(12,025)	55,571	131,744	18,348	27,362	122,436

Gross premiums earned	25,945	42,803	84,745	100,360	124,503	136,273	184,236	198,263	189,985
Ceded premiums earned	(8,293)	(10,834)	(28,886)	(40,327)	(43,697)	(41,258)	(89,389)	(83,351)	(65,995)
Net premiums earned	17,652	31,969	55,859	60,033	80,806	95,014	94,847	114,912	123,990
Other insurance related income (loss)	(248)	91	13	126	36	44	(1,419)	1,543	15
Total underwriting revenues	17,404	32,059	55,872	60,159	80,842	95,058	93,427	116,455	124,005

UNDERWRITING EXPENSES
Net losses and loss expenses	2,019	(13,992)	20,097	104,330	63,548	15,981	63,085	181,543	49,422
Acquisition costs	4,625	7,137	11,601	10,347	14,208	15,689	17,747	19,224	21,771
Underwriting-related general and administrative expenses [b]	1,075	1,566	2,128	2,596	2,850	5,739	1,119	2,659	4,322
Total underwriting expenses	7,719	(5,289)	33,826	117,272	80,606	37,410	81,951	203,425	75,515

UNDERWRITING INCOME (LOSS)	$9,685	$37,348	$22,046	$(57,113)	$237	$57,649	$11,476	$(86,970)	$48,490

Catastrophe and weather-related losses, net of reinstatement premiums	$5,361	$12,252	$8,930	$83,157	$38,020	$12,999	$29,609	$139,714	$16,876
Net favorable (adverse) prior year reserve development	$9,752	$37,941	$10,673	$7,694	$1,360	$22,293	$(151)	$5,937	$8,653

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	36.3%	36.6%	43.5%	39.3%	32.8%	26.6%	34.0%	36.3%	33.1%
Catastrophe and weather-related losses ratio	30.4%	38.3%	11.6%	147.3%	47.5%	13.7%	32.4%	126.8%	13.7%
Current accident year loss ratio	66.7%	74.9%	55.1%	186.6%	80.3%	40.3%	66.4%	163.2%	46.8%
Prior year reserve development ratio	(55.3%)	(118.7%)	(19.1%)	(12.8%)	(1.7%)	(23.5%)	0.2%	(5.2%)	(7.0%)
Net losses and loss expenses ratio	11.4%	(43.8%)	36.0%	173.8%	78.6%	16.8%	66.5%	158.0%	39.9%
Acquisition cost ratio	26.2%	22.3%	20.8%	17.2%	17.6%	16.5%	18.7%	16.7%	17.6%
Underwriting-related general and administrative expense ratio	6.1%	4.9%	3.8%	4.3%	3.5%	6.0%	1.2%	2.3%	3.5%
Combined ratio	43.7%	(16.5%)	60.6%	195.3%	99.8%	39.4%	86.4%	177.0%	60.9%

[a] Catastrophe and Property refers to business written by the AXIS Re as defined on page iv.
[b] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Specialty Reinsurance [a]

	Quarter-to-date
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
UNDERWRITING REVENUES
Gross written premiums	$585,512	$940,458	$282,171	$366,518	$561,398	$1,092,625	$223,767	$343,009	$495,300
Ceded premiums written	(171,633)	(235,454)	(78,649)	(95,498)	(169,541)	(255,410)	(61,400)	(81,391)	(126,764)
Net premiums written	413,879	705,004	203,522	271,020	391,857	837,215	162,366	261,618	368,536

Gross premiums earned	550,279	508,269	596,635	580,179	561,430	532,953	539,641	538,467	527,884
Ceded premiums earned	(144,937)	(126,494)	(142,846)	(137,447)	(133,908)	(122,538)	(119,096)	(122,961)	(126,608)
Net premiums earned	405,342	381,775	453,789	442,732	427,522	410,415	420,545	415,507	401,276
Other insurance related income	5,714	432	2,974	815	1,940	6,567	8,225	5,654	5,250
Total underwriting revenues	411,056	382,207	456,763	443,547	429,462	416,983	428,770	421,160	406,525

UNDERWRITING EXPENSES
Net losses and loss expenses	276,588	285,167	338,849	318,575	284,203	310,973	269,895	287,146	284,876
Acquisition costs	91,668	76,178	109,113	90,728	98,642	93,850	98,261	88,959	90,336
Underwriting-related general and administrative expenses [b]	18,646	22,199	21,986	21,903	23,977	25,407	17,755	27,262	25,070
Total underwriting expenses	386,902	383,544	469,948	431,206	406,821	430,230	385,910	403,367	400,282

UNDERWRITING INCOME (LOSS)	$24,154	$(1,337)	$(13,185)	$12,340	$22,641	$(13,248)	$42,860	$17,793	$6,243

Catastrophe and weather-related losses, net of reinstatement premiums	$427	$1,138	$21,463	$16,013	$1,110	$14,347	$1,946	$5,243	$598
Net favorable (adverse) prior year reserve development	$(6,217)	$(34,945)	$(6,726)	$(5,517)	$(193)	$(20,400)	$4,413	$(344)	$(8,271)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	66.6%	65.2%	68.4%	67.1%	66.2%	67.3%	64.7%	67.8%	68.8%
Catastrophe and weather-related losses ratio	0.1%	0.3%	4.8%	3.6%	0.3%	3.5%	0.5%	1.3%	0.1%
Current accident year loss ratio	66.7%	65.5%	73.2%	70.7%	66.4%	70.8%	65.2%	69.0%	68.9%
Prior year reserve development ratio	1.5%	9.2%	1.5%	1.2%	—%	5.0%	(1.0%)	0.1%	2.1%
Net losses and loss expenses ratio	68.2%	74.7%	74.7%	72.0%	66.5%	75.8%	64.2%	69.1%	71.0%
Acquisition cost ratio	22.6%	20.0%	24.0%	20.5%	23.1%	22.9%	23.4%	21.4%	22.5%
Underwriting-related general and administrative expense ratio	4.6%	5.8%	4.8%	4.9%	5.6%	6.2%	4.2%	6.6%	6.2%
Combined ratio	95.4%	100.5%	103.6%	97.4%	95.2%	104.8%	91.8%	97.1%	99.8%

[a] Specialty Reinsurance refers to business written by the AXIS Re including liability, accident and health, professional lines, credit and surety, motor, agriculture, marine and aviation, and engineering as defined on page iv.
[b] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Reinsurance Total [a]

	Quarter-to-date
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
UNDERWRITING REVENUES
Gross written premiums	$600,228	$966,364	$287,891	$389,918	$643,861	$1,307,344	$247,765	$469,989	$672,714
Ceded premiums written	(174,892)	(240,584)	(78,123)	(130,923)	(196,433)	(338,384)	(67,051)	(181,010)	(181,741)
Net premiums written	425,336	725,780	209,768	258,995	447,428	968,960	180,714	288,979	490,973

Gross premiums earned	576,224	551,072	681,380	680,539	685,933	669,227	723,877	736,730	717,869
Ceded premiums earned	(153,230)	(137,329)	(171,732)	(177,774)	(177,605)	(163,797)	(208,486)	(206,311)	(192,603)
Net premiums earned	422,994	413,743	509,648	502,765	508,328	505,430	515,391	530,419	525,266
Other insurance related income	5,466	523	2,987	941	1,976	6,611	6,806	7,197	5,265
Total underwriting revenues	428,460	414,266	512,635	503,706	510,304	512,041	522,197	537,616	530,531

UNDERWRITING EXPENSES
Net losses and loss expenses	278,607	271,175	358,946	422,905	347,751	326,954	332,979	468,688	334,298
Acquisition costs	96,293	83,315	120,714	101,075	112,850	109,540	116,008	108,183	112,107
Underwriting-related general and administrative expenses	19,721	23,765	24,114	24,498	26,826	31,146	18,874	29,921	29,392
Total underwriting expenses	394,621	378,255	503,774	548,478	487,427	467,640	467,861	606,792	475,797

UNDERWRITING INCOME (LOSS)	$33,839	$36,011	$8,861	$(44,772)	$22,877	$44,401	$54,336	$(69,176)	$54,734

Catastrophe and weather-related losses, net of reinstatement premiums	$5,788	$13,390	$30,392	$99,170	$39,130	$27,346	$31,555	$144,957	$17,474
Net favorable prior year reserve development	$3,535	$2,997	$3,946	$2,177	$1,167	$1,894	$4,262	$5,594	$381

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	65.3%	63.0%	65.5%	64.2%	60.9%	59.7%	59.2%	61.4%	60.4%
Catastrophe and weather-related losses ratio	1.4%	3.3%	5.7%	20.3%	7.7%	5.4%	6.2%	28.0%	3.3%
Current accident year loss ratio	66.7%	66.3%	71.2%	84.5%	68.6%	65.1%	65.4%	89.4%	63.7%
Prior year reserve development ratio	(0.8%)	(0.8%)	(0.8%)	(0.4%)	(0.2%)	(0.4%)	(0.8%)	(1.0%)	(0.1%)
Net losses and loss expenses ratio	65.9%	65.5%	70.4%	84.1%	68.4%	64.7%	64.6%	88.4%	63.6%
Acquisition cost ratio	22.8%	20.1%	23.7%	20.1%	22.2%	21.7%	22.5%	20.4%	21.3%
Underwriting-related general and administrative expense ratio	4.6%	5.8%	4.7%	4.9%	5.3%	6.1%	3.7%	5.6%	5.7%
Combined ratio	93.3%	91.4%	98.8%	109.1%	95.9%	92.5%	90.8%	114.4%	90.6%

[a] Reinsurance Total refers to business written by the AXIS Re including Catastrophe and Property, and Specialty Reinsurance.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Reinsurance Total, Catastrophe and Property and Specialty Reinsurance

	Total Reinsurance			Reinsurance Catastrophe and Property [a]			Specialty Reinsurance [a]
	Year-to-date			Year-to-date			Year-to-date
	Q2 2023	Q2 2022	Q2 2021	Q2 2023	Q2 2022	Q2 2021	Q2 2023	Q2 2022	Q2 2021
UNDERWRITING REVENUES
Gross written premiums	$1,566,592	$1,951,205	$2,104,997	$40,622	$297,182	$554,825	$1,525,970	$1,654,023	$1,550,172
Ceded premiums written	(415,476)	(534,818)	(542,952)	(8,389)	(109,867)	(189,796)	(407,087)	(424,951)	(353,156)
Net premiums written	1,151,116	1,416,387	1,562,045	32,233	187,315	365,029	1,118,883	1,229,072	1,197,016

Gross premiums earned	1,127,296	1,355,160	1,376,067	68,748	260,776	389,906	1,058,548	1,094,384	986,161
Ceded premiums earned	(290,558)	(341,402)	(363,366)	(19,127)	(84,955)	(129,797)	(271,431)	(256,447)	(233,569)
Net premiums earned	836,738	1,013,758	1,012,701	49,621	175,821	260,109	787,117	837,937	752,592
Other insurance related income (loss)	5,988	8,587	7,631	(158)	80	(312)	6,146	8,507	7,943
Total underwriting revenues	842,726	1,022,345	1,020,332	49,463	175,901	259,797	793,263	846,444	760,535

UNDERWRITING EXPENSES
Net losses and loss expenses	549,782	674,706	692,118	(11,973)	79,529	166,868	561,755	595,177	525,250
Acquisition costs	179,608	222,389	213,299	11,762	29,898	44,920	167,846	192,491	168,379
Underwriting-related general and administrative expenses	43,486	57,972	58,757	2,641	8,589	8,894	40,845	49,383	49,863
Total underwriting expenses	772,876	955,067	964,174	2,430	118,016	220,682	770,446	837,051	743,492

UNDERWRITING INCOME	$69,850	$67,278	$56,158	$47,033	$57,885	$39,115	$22,817	$9,393	$17,043

Catastrophe and weather-related losses, net of reinstatement premiums	$19,178	$66,476	$91,698	$17,613	$51,019	$90,613	$1,565	$15,457	$1,085
Net favorable (adverse) prior year reserve development	$6,532	$3,059	$4,194	$47,693	$23,653	$11,828	$(41,161)	$(20,594)	$(7,634)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	64.2%	60.3%	59.5%	36.5%	29.5%	32.7%	65.9%	66.7%	68.6%
Catastrophe and weather-related losses ratio	2.3%	6.6%	9.3%	35.5%	29.2%	36.0%	0.2%	1.8%	0.2%
Current accident year loss ratio	66.5%	66.9%	68.8%	72.0%	58.7%	68.7%	66.1%	68.5%	68.8%
Prior year reserve development ratio	(0.8%)	(0.3%)	(0.5%)	(96.1%)	(13.5%)	(4.5%)	5.3%	2.5%	1.0%
Net losses and loss expenses ratio	65.7%	66.6%	68.3%	(24.1%)	45.2%	64.2%	71.4%	71.0%	69.8%
Acquisition cost ratio	21.5%	21.9%	21.1%	23.7%	17.0%	17.3%	21.3%	23.0%	22.4%
Underwriting-related general and administrative expense ratio	5.2%	5.7%	5.8%	5.3%	4.9%	3.3%	5.2%	5.9%	6.6%
Combined ratio	92.4%	94.2%	95.2%	4.9%	67.1%	84.8%	97.9%	99.9%	98.8%

[a] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data

	Quarter-to-date
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
UNDERWRITING REVENUES
Gross written premiums	$2,284,378	$2,381,976	$1,758,696	$1,707,808	$2,113,483	$2,634,608	$1,562,828	$1,646,489	$1,941,186
Ceded premiums written	(838,021)	(773,620)	(662,142)	(671,024)	(796,636)	(821,736)	(615,420)	(650,018)	(737,328)
Net premiums written	1,446,357	1,608,356	1,096,554	1,036,784	1,316,847	1,812,872	947,408	996,471	1,203,858

Gross premiums earned	1,969,662	1,921,768	2,050,239	2,012,426	1,971,208	1,902,508	1,936,521	1,879,280	1,794,769
Ceded premiums earned	(703,917)	(691,569)	(710,077)	(727,560)	(694,156)	(644,262)	(698,761)	(667,853)	(637,828)
Net premiums earned	1,265,745	1,230,199	1,340,162	1,284,866	1,277,052	1,258,246	1,237,760	1,211,427	1,156,941
Other insurance related income	5,524	577	3,076	1,092	2,213	6,693	7,033	7,665	5,817
Total underwriting revenues	1,271,269	1,230,776	1,343,238	1,285,958	1,279,265	1,264,939	1,244,793	1,219,092	1,162,758

UNDERWRITING EXPENSES
Net losses and loss expenses	736,257	720,642	798,214	941,911	769,587	732,699	716,225	911,369	666,473
Acquisition costs	253,265	230,373	275,573	240,511	257,582	248,352	252,180	231,712	219,070
Underwriting-related general and administrative expenses	133,255	140,395	137,220	132,570	135,403	145,096	140,379	134,826	128,961
Total underwriting expenses	1,122,777	1,091,410	1,211,007	1,314,992	1,162,572	1,126,147	1,108,784	1,277,907	1,014,504

UNDERWRITING INCOME (LOSS)	$148,492	$139,366	$132,231	$(29,034)	$116,693	$138,792	$136,009	$(58,815)	$148,254

Catastrophe and weather-related losses, net of reinstatement premiums	$32,228	$37,723	$63,610	$211,969	$67,119	$60,076	$54,209	$249,830	$28,562
Net favorable prior year reserve development	$6,319	$4,038	$7,901	$4,735	$3,940	$8,956	$9,270	$11,012	$6,808

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.1%	55.8%	55.5%	57.1%	55.3%	54.2%	54.3%	55.4%	55.7%
Catastrophe and weather-related losses ratio	2.6%	3.1%	4.7%	16.6%	5.3%	4.7%	4.3%	20.7%	2.5%
Current accident year loss ratio	58.7%	58.9%	60.2%	73.7%	60.6%	58.9%	58.6%	76.1%	58.2%
Prior year reserve development ratio	(0.5%)	(0.3%)	(0.6%)	(0.4%)	(0.3%)	(0.7%)	(0.7%)	(0.9%)	(0.6%)
Net losses and loss expenses ratio	58.2%	58.6%	59.6%	73.3%	60.3%	58.2%	57.9%	75.2%	57.6%
Acquisition cost ratio	20.0%	18.7%	20.6%	18.7%	20.2%	19.7%	20.4%	19.1%	18.9%
General and administrative expense ratio [a]	13.3%	13.6%	13.9%	12.3%	12.9%	13.5%	14.8%	13.1%	14.1%
Combined ratio	91.5%	90.9%	94.1%	104.3%	93.4%	91.4%	93.1%	107.4%	90.6%

[a] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data - Excluding Reinsurance Catastrophe and Property

		Quarter-to-date
	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
UNDERWRITING REVENUES
Gross written premiums	$2,269,662	$2,356,070	$1,752,976	$1,684,408	$2,031,020	$2,419,889	$1,538,830	$1,519,509	$1,763,772
Ceded premiums written	(834,761)	(768,490)	(662,668)	(635,599)	(769,744)	(738,761)	(609,769)	(550,399)	(682,351)
Net premiums written	1,434,901	1,587,580	1,090,307	1,048,809	1,261,275	1,681,128	929,060	969,109	1,081,422

Gross premiums earned	1,943,717	1,878,964	1,965,494	1,912,066	1,846,705	1,766,236	1,752,285	1,681,017	1,604,784
Ceded premiums earned	(695,624)	(680,734)	(681,190)	(687,233)	(650,460)	(603,004)	(609,372)	(584,502)	(571,833)
Net premiums earned	1,248,093	1,198,230	1,284,303	1,224,833	1,196,245	1,163,231	1,142,914	1,096,515	1,032,951
Other insurance related income	5,772	486	3,063	965	2,177	6,650	8,452	6,122	5,802
Total underwriting revenues	1,253,865	1,198,716	1,287,366	1,225,798	1,198,422	1,169,881	1,151,366	1,102,637	1,038,753

UNDERWRITING EXPENSES
Net losses and loss expenses	734,239	734,634	778,117	837,581	706,039	716,718	653,140	729,826	617,051
Acquisition costs	248,640	223,236	263,972	230,164	243,373	232,662	234,433	212,488	197,299
Underwriting-related general and administrative expenses [a]	132,180	138,829	135,091	129,975	132,553	139,357	139,259	132,168	124,639
Total underwriting expenses	1,115,059	1,096,699	1,177,181	1,197,720	1,081,965	1,088,736	1,026,832	1,074,482	938,990

UNDERWRITING INCOME	$138,806	$102,018	$110,186	$28,078	$116,457	$81,145	$124,534	$28,155	$99,763

Catastrophe and weather-related losses, net of reinstatement premiums	$26,867	$25,471	$54,680	$128,812	$29,099	$47,077	$24,600	$110,116	$11,686
Net favorable (adverse) prior year reserve development	$(3,433)	$(33,904)	$(2,772)	$(2,958)	$2,580	$(13,337)	$9,422	$5,075	$(1,845)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.4%	56.4%	56.1%	57.8%	56.8%	56.4%	55.9%	57.2%	58.4%
Catastrophe and weather-related losses ratio	2.2%	2.1%	4.3%	10.3%	2.4%	4.0%	2.1%	9.8%	1.1%
Current accident year loss ratio	58.6%	58.5%	60.4%	68.1%	59.2%	60.5%	58.0%	67.0%	59.6%
Prior year reserve development ratio	0.2%	2.8%	0.2%	0.2%	(0.2%)	1.1%	(0.8%)	(0.5%)	0.2%
Net losses and loss expenses ratio	58.8%	61.3%	60.6%	68.4%	59.0%	61.6%	57.1%	66.6%	59.7%
Acquisition cost ratio	19.9%	18.6%	20.6%	18.8%	20.3%	20.0%	20.5%	19.4%	19.1%
General and administrative expense ratio [b]	13.4%	13.8%	14.4%	12.7%	13.6%	14.0%	16.0%	14.2%	15.3%
Combined ratio	92.1%	93.7%	95.6%	99.9%	93.0%	95.7%	93.7%	100.1%	94.1%

[a] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.
[b] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data - Excluding Reinsurance Catastrophe and Property

	Group Total [a]			Reinsurance Catastrophe and Property [b]			Group Total excluding Reinsurance Catastrophe and Property [b]
	Year-to-date			Year-to-date			Year-to-date
	Q2 2023	Q2 2022	Q2 2021	Q2 2023	Q2 2022	Q2 2021	Q2 2023	Q2 2022	Q2 2021
UNDERWRITING REVENUES
Gross written premiums	$4,666,354	$4,748,091	$4,476,667	$40,622	$297,182	$554,825	$4,625,732	$4,450,909	$3,921,842
Ceded premiums written	(1,611,641)	(1,618,372)	(1,493,923)	(8,389)	(109,867)	(189,796)	(1,603,252)	(1,508,505)	(1,304,127)
Net premiums written	3,054,713	3,129,719	2,982,744	32,233	187,315	365,029	3,022,480	2,942,404	2,617,715

Gross premiums earned	3,891,430	3,873,717	3,465,908	68,748	260,776	389,906	3,822,682	3,612,941	3,076,002
Ceded premiums earned	(1,395,486)	(1,338,420)	(1,205,245)	(19,127)	(84,955)	(129,797)	(1,376,359)	(1,253,465)	(1,075,448)
Net premiums earned	2,495,944	2,535,297	2,260,663	49,621	175,821	260,109	2,446,323	2,359,476	2,000,554
Other insurance related income (loss)	6,100	8,906	8,598	(158)	80	(312)	6,258	8,826	8,910
Total underwriting revenues	2,502,044	2,544,203	2,269,261	49,463	175,901	259,797	2,452,581	2,368,302	2,009,464

UNDERWRITING EXPENSES
Net losses and loss expenses	1,456,899	1,502,285	1,381,190	(11,973)	79,529	166,868	1,468,872	1,422,756	1,214,322
Acquisition costs	483,638	505,932	437,941	11,762	29,898	44,920	471,876	476,034	393,021
Underwriting-related general and administrative expenses	273,650	280,499	261,629	2,641	8,589	8,894	271,009	271,910	252,735
Total underwriting expenses	2,214,187	2,288,716	2,080,760	2,430	118,016	220,682	2,211,757	2,170,700	1,860,078

UNDERWRITING INCOME	$287,857	$255,487	$188,501	$47,033	$57,885	$39,115	$240,824	$197,602	$149,386

Catastrophe and weather-related losses, net of reinstatement premiums	$69,951	$127,195	$138,812	$17,613	$51,019	$90,613	$52,338	$76,176	$48,199
Net favorable (adverse) prior year reserve development	$10,357	$12,897	$12,126	$47,693	$23,653	$11,828	$(37,336)	$(10,756)	$298

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.0%	54.7%	55.4%	36.5%	29.5%	32.7%	56.4%	56.6%	58.3%
Catastrophe and weather-related losses ratio	2.8%	5.1%	6.2%	35.5%	29.2%	36.0%	2.1%	3.2%	2.4%
Current accident year loss ratio	58.8%	59.8%	61.6%	72.0%	58.7%	68.7%	58.5%	59.8%	60.7%
Prior year reserve development ratio	(0.4%)	(0.5%)	(0.5%)	(96.1%)	(13.5%)	(4.5%)	1.5%	0.5%	—%
Net losses and loss expenses ratio	58.4%	59.3%	61.1%	(24.1%)	45.2%	64.2%	60.0%	60.3%	60.7%
Acquisition cost ratio	19.4%	20.0%	19.4%	23.7%	17.0%	17.3%	19.3%	20.2%	19.6%
Underwriting-related general and administrative expense ratio	13.4%	13.1%	14.2%	5.3%	4.9%	3.3%	13.6%	13.8%	15.6%
Combined ratio	91.2%	92.4%	94.7%	4.9%	67.1%	84.8%	92.9%	94.3%	95.9%

[a] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Reinsurance Total, Catastrophe and Property, and Specialty Reinsurance - Prior Years

	Total Reinsurance			Reinsurance Catastrophe and Property [a]			Specialty Reinsurance [a]
	Year-to-date			Year-to-date			Year-to-date
	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$2,629,014	$2,822,752	$2,808,539	$326,303	$705,804	$796,988	$2,302,712	$2,116,948	$2,011,550
Ceded premiums written	(743,864)	(791,013)	(829,631)	(144,766)	(295,065)	(353,459)	(599,098)	(495,947)	(476,173)
Net premiums written	1,885,150	2,031,739	1,978,908	181,537	410,738	443,530	1,703,614	1,621,001	1,535,378

Gross premiums earned	2,717,079	2,836,674	2,929,006	445,881	772,405	865,770	2,271,198	2,064,269	2,063,237
Ceded premiums earned	(690,908)	(778,163)	(856,735)	(154,168)	(302,537)	(364,513)	(536,739)	(475,625)	(492,224)
Net premiums earned	2,026,171	2,058,511	2,072,271	291,713	469,868	501,258	1,734,459	1,588,644	1,571,013
Other insurance related income (loss)	12,514	21,633	(10,736)	218	(188)	(1,877)	12,296	21,821	(8,859)
Total underwriting revenues	2,038,685	2,080,144	2,061,535	291,931	469,679	499,381	1,746,754	1,610,465	1,562,154

UNDERWRITING EXPENSES
Net losses and loss expenses	1,456,556	1,493,785	1,584,238	203,955	411,495	482,598	1,252,601	1,082,290	1,101,641
Acquisition costs	444,179	437,490	467,984	51,846	81,891	99,954	392,333	355,599	368,029
Underwriting-related general and administrative expenses	106,585	107,552	99,129	13,312	12,672	7,057	93,272	94,880	92,072
Total underwriting expenses	2,007,320	2,038,827	2,151,351	269,113	506,059	589,609	1,738,207	1,532,768	1,561,742

UNDERWRITING INCOME (LOSS)	$31,365	$41,317	$(89,816)	$22,818	$(36,379)	$(90,229)	$8,548	$77,697	$412

Catastrophe and weather-related losses, net of reinstatement premiums	$196,068	$268,300	$330,479	$143,120	$259,936	$297,304	$52,949	$8,364	$33,175
Net favorable (adverse) prior year reserve development	$9,183	$14,050	$6,972	$42,019	$17,614	$3,272	$(32,837)	$(3,565)	$3,700

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	62.6%	59.9%	60.6%	34.2%	33.8%	36.2%	67.3%	67.4%	68.2%
Catastrophe and weather-related losses ratio	9.7%	13.3%	16.2%	50.2%	57.5%	60.8%	3.1%	0.5%	2.1%
Current accident year loss ratio	72.3%	73.2%	76.8%	84.3%	91.3%	96.9%	70.3%	67.9%	70.4%
Prior year reserve development ratio	(0.4%)	(0.6%)	(0.4%)	(14.4%)	(3.7%)	(0.7%)	1.9%	0.2%	(0.2%)
Net losses and loss expenses ratio	71.9%	72.6%	76.4%	69.9%	87.6%	96.3%	72.2%	68.1%	70.1%
Acquisition cost ratio	21.9%	21.3%	22.6%	17.8%	17.4%	19.9%	22.6%	22.4%	23.4%
Underwriting-related general and administrative expense ratio	5.3%	5.1%	4.8%	4.6%	2.7%	1.4%	5.4%	6.0%	5.9%
Combined ratio	99.1%	99.0%	103.8%	92.3%	107.7%	117.6%	100.2%	96.5%	99.4%

[a] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data - Excluding Reinsurance Catastrophe and Property - Prior Years

	Group Total [a]			Reinsurance Catastrophe and Property [b]			Group Total excluding Reinsurance Catastrophe and Property [b]
	Year-to-date			Year-to-date			Year-to-date
	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$8,214,595	$7,685,984	$6,826,938	$326,303	$705,804	$796,988	$7,888,292	$6,980,181	$6,029,950
Ceded premiums written	(2,951,539)	(2,759,360)	(2,490,529)	(144,766)	(295,065)	(353,459)	(2,806,773)	(2,464,295)	(2,137,070)
Net premiums written	5,263,056	4,926,624	4,336,409	181,537	410,738	443,530	5,081,519	4,515,886	3,892,880

Gross premiums earned	7,936,382	7,281,709	6,768,733	445,881	772,405	865,770	7,490,501	6,509,304	5,902,963
Ceded premiums earned	(2,776,056)	(2,571,859)	(2,397,424)	(154,168)	(302,537)	(364,513)	(2,621,888)	(2,269,321)	(2,032,912)
Net premiums earned	5,160,326	4,709,850	4,371,309	291,713	469,868	501,258	4,868,613	4,239,983	3,870,051
Other insurance related income (loss)	13,073	23,295	(8,089)	218	(188)	(1,877)	12,855	23,484	(6,213)
Total underwriting revenues	5,173,399	4,733,145	4,363,220	291,931	469,679	499,381	4,881,468	4,263,466	3,863,839

UNDERWRITING EXPENSES
Net losses and loss expenses	3,242,410	3,008,783	3,281,252	203,955	411,495	482,598	3,038,455	2,597,288	2,798,654
Acquisition costs	1,022,017	921,834	929,517	51,846	81,891	99,954	970,171	839,943	829,563
Underwriting-related general and administrative expenses	550,289	536,834	477,968	13,312	12,672	7,057	536,977	524,162	470,910
Total underwriting expenses	4,814,716	4,467,451	4,688,737	269,113	506,059	589,609	4,545,602	3,961,392	4,099,127

UNDERWRITING INCOME (LOSS)	$358,683	$265,694	$(325,517)	$22,818	$(36,379)	$(90,229)	$335,866	$302,074	$(235,288)

Catastrophe and weather-related losses, net of reinstatement premiums	$402,803	$442,859	$773,919	$143,120	$259,936	$297,304	$259,683	$182,923	$476,615
Net favorable (adverse) prior year reserve development	$25,533	$32,410	$15,909	$42,019	$17,614	$3,272	$(16,487)	$14,795	$12,638

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.5%	55.1%	57.7%	34.2%	33.8%	36.2%	56.8%	57.4%	60.5%
Catastrophe and weather-related losses ratio	7.8%	9.5%	17.7%	50.2%	57.5%	60.8%	5.3%	4.2%	12.2%
Current accident year loss ratio	63.3%	64.6%	75.4%	84.3%	91.3%	96.9%	62.1%	61.6%	72.6%
Prior year reserve development ratio	(0.5%)	(0.7%)	(0.3%)	(14.4%)	(3.7%)	(0.7%)	0.3%	(0.3%)	(0.3%)
Net losses and loss expenses ratio	62.8%	63.9%	75.1%	69.9%	87.6%	96.3%	62.4%	61.3%	72.3%
Acquisition cost ratio	19.8%	19.6%	21.3%	17.8%	17.4%	19.9%	19.9%	19.8%	21.4%
Underwriting-related general and administrative expense ratio	13.2%	14.0%	13.2%	4.6%	2.7%	1.4%	13.7%	15.3%	14.8%
Combined ratio	95.8%	97.5%	109.6%	92.3%	107.7%	117.6%	96.0%	96.4%	108.6%

[a] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.